CLEARWATER PAPER CORPORATION THIRD QUARTER EARNINGS RELEASE MATERIALS OCTOBER 31, 2022 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding order patterns; product demand and industry trends; production targets; impact of announced price increases, including expectations of implementation; impact of inflation of raw material, energy and freight; assumptions for Q4 2022 and full year 2022 and 2023, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; our capital allocation objectives; our strategy, including achieving target level ratio, maintaining liquidity, debt reduction, and prioritizing free cash flow; expectations regarding the paperboard markets and tissue markets; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; changes in our banking relations; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures shou ld be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2022 2

Overall • Net sales $539 million, up 20% compared to prior year • Net income $21 million • Adjusted net income $31 million • Adjusted EBITDA $77 million • Inflation pressures across both businesses Pulp and Paperboard • Continued strong customer demand • SBS prices increased Consumer Products • Demand for private branded products increasing • Tissue prices increased Capital Structure • Reduced net debt by $6 million • Maintained leverage below target Q3 2022 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2022 3

Industry • Demand and order backlogs remain stable • RISI reported market price increases • $250/ton in 2021, $100/ton in Q1 2022 and $100/ton in Q2 2022 • $20/ton in September 2022 • $30/ton in October 2022 Clearwater Paper • Demand and order backlogs are stable • Continued expected benefit of previously announced price increases • Can take up to two quarters to implement • Inflation across raw materials and energy BUSINESS UPDATE – PULP AND PAPERBOARD PRICING OFFSETTING INFLATION, DRIVING STRONG RESULTS © Clearwater Paper Corporation 2022 4

Industry • Consumer buying behavior being affected by inflation • Private brand market share rising, now above 35%1 Clearwater Paper • Strong demand with Q3 2022 shipments of 12.6 million cases compared to 12.3 million in Q3 20212 • Production without meaningful market related downtime in Q3 • Inflation across raw materials and energy • Implementing previously announced price increases BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHEN © Clearwater Paper Corporation 2022 5 1 IRI panel data for dollar share as of September 2022 2.Includes 0.1 million cases of away from home shipments

© Clearwater Paper Corporation 2022 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 2022 2021 Net sales 538.8$ 450.5$ 1,553.3$ 1,282.8$ Cost of sales 454.8 398.2 1,332.0 1,160.9 Selling, general and adminstrative 32.9 28.3 99.6 82.5 Other operating charges, net 2.2 10.2 8.5 55.1 Income from operations 48.9 13.8 113.3 (15.6) Non-operating expense (9.4) (12.2) (32.1) (35.7) Income tax provision (benefit) 18.9 (0.3) 29.3 (13.8) Net income (loss) 20.6$ 1.9$ 51.9$ (37.6)$ Diluted income (loss) per share 1.21$ 0.11$ 3.04$ (2.25)$ Adjusted income per share 1.83$ 0.55$ 3.96$ 0.19$ Adjusted EBITDA 77.3$ 49.9$ 199.2$ 119.0$ Quarter Ended Sept. 30, Nine Months Ended Sept. 30, 6

© Clearwater Paper Corporation 2022 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2022 2021 2022 2021 Net Sales Pulp and Paperboard 300.8$ 237.5$ 862.8$ 684.6$ Consumer Products 241.0 214.2 696.1 603.2 Eliminations (3.0) (1.2) (5.6) (5.0) 538.8$ 450.5$ 1,553.3$ 1,282.8$ Operating Income Pulp and Paperboard 63.7$ 34.6$ 165.9$ 72.6$ Consumer Products 5.2 3.7 9.6 11.5 Corporate and other (17.8) (14.3) (53.8) (44.8) Other operating charges, net (2.2) (10.2) (8.5) (55.1) 48.9$ 13.8$ 113.3$ (15.6)$ Adjusted EBITDA Pulp and Paperboard 73.0$ 43.5$ 193.7$ 99.5$ Consumer Products 21.2 19.6 56.6 60.9 Corporate and other (16.9) (13.1) (51.1) (41.4) 77.3$ 49.9$ 199.2$ 119.0$ Quarter Ended Sept. 30, Nine Months Ended Sept. 30, 7

PULP AND PAPERBOARD RESULTS Q3 2022 VS. Q3 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher pricing Higher input costs including fiber, energy, chemicals and freight © Clearwater Paper Corporation 2022 8

CONSUMER PRODUCTS RESULTS Q3 2022 VS. Q3 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher sales and production volume Higher input costs including pulp, energy and freight © Clearwater Paper Corporation 2022 9 Higher pricing and improved mix

© Clearwater Paper Corporation 2022 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary: • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation objectives: • Fund typical maintenance and business improvement capital investments of approximately $60-70 million/year • Repurchased $1 million shares in Q3’22 with $25 million remaining on authorization • Repurchased $25 million of notes due in 2025 $0.0 $0.0 $0.0 $270.0 $0.0 $0.0 $275.0 2022 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $250.0 Less Utilization (3.7) Plus Unrestricted Cash 50.8 Liquidity $297.1 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of September 30, 2022, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.7 million. 2. This chart excludes finance leases as of September 30, 2022. Current debt maturities include $270 million of 5.375% notes due 2025 and $275 million of 4.75% notes due 2028. 10

OUTLOOK FOR Q4 AND 2022 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2022 Q4 2022: $38 to $48 million of Adjusted EBITDA • Major maintenance outage at Lewiston, ID facility impacting EBITDA by $19 to $23 million • Positive impact of previously announced price increases • Cost inflation impacting Adjusted EBITDA by $7 to $11 million relative to Q3 2022 • Production issues in PPD in October • Lower tissue volumes due to seasonality 2022: $237 to $247 million of Adjusted EBITDA • Price/mix – $274 to $278 million impact from previously announced price increases • Volume – stability in paperboard, recovery in tissue • Inflation – raw material, freight and energy inflation expected impact of $187 to $191 million • Labor inflation greater than $10 million 2022 Other • Interest expense: $34 to $36 million • Depreciation and amortization expense: $101 to $104 million • CAPEX: $30 to $40 million, below target • Taxes: effective rate ~ 34% 11

CAPITAL ALLOCATION PRIORITIES © Clearwater Paper Corporation 2022 • Invest capital to sustain current asset base • $60 to $70 million per year outside of major projects • Target net leverage ratio of 2.5x through a cycle • Reduce leverage below target to increase flexibility • Support financing of future value creating options • Invest capital to improve asset base • Opportunistic acquisitions Sustain the business Preserve financial flexibility Enhance valueIn o rd e r o f p ri o ri ty Disciplined approach to capital allocation 1 2 3 Return capital to shareholders 4 • Offset dilution • Opportunistic buybacks 13

APPENDIX © Clearwater Paper Corporation 2022 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q3 2022 VS. Q2 2022 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher input costs including fiber and chemicals Higher pricing © Clearwater Paper Corporation 2022 14 Lower volume due to timing of price increases

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q3 2022 VS. Q2 2022 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Higher input costs including pulp, chemicals and energy offset by lower freight © Clearwater Paper Corporation 2022 15 Higher pricing and improved mix Higher sales and production volume

KEY SEGMENT INFORMATION 1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021. 1.5 million in 2020 and 0.8 million in 2021. 2. Non-retail includes away-from-home and parent rolls. Q3’2020 Q4’2020 Q1’2021 Q2’2021 Q3’2021 Q4’2021 Q1’2022 Q2’2022 Q3’2022 Pulp and Paperboard Sales ($ millions) $217.2 $220.4 $219.7 $227.4 $237.5 $261.3 $266.2 $295.8 $300.8 Adjusted EBITDA ($ millions) $41.8 $42.8 $34.0 $22.0 $43.5 $61.9 $59.5 $61.2 $73.0 Paperboard shipments (short tons) 205.3 206.2 206.7 200.6 203.4 211.5 201.4 215.9 208.3 Paperboard sales price ($/short ton) $ 1,010 $ 1,002 $1,028 $1,058 $1,102 $1,164 $1,263 $1,332 $1,405 Consumer Products Sales ($ millions) $245.9 $238.9 $208.4 $180.7 $214.2 $231.8 $223.0 $232.1 $240.9 Adjusted EBITDA ($ millions) $48.5 $44.7 $34.7 $6.7 $19.6 $8.0 $16.2 $19.1 $21.2 Shipments Retail (short tons in thousands) 86.3 83.3 70.8 61.5 76.2 79.4 75.4 76.6 76.9 Non-Retail (short tons in thousands) 3.8 6.5 9.4 7.4 5.7 6.2 5.1 2.6 2.3 Converted Products (cases in millions)1 14.5 13.9 11.7 10.2 12.3 12.4 12.0 12.6 12.6 Sales Price ($ per short ton) Retail $ 2,766 $ 2,745 $ 2,758 $2,755 $2,732 $2,831 $2,872 $2,984 $3,082 Non-Retail2 $ 1,820 $ 1,552 $ 1,404 $1,508 $988 $1,054 $1,143 $1,365 $1,333 Production Converted Products (cases in millions) 15.3 13.9 13.5 9.6 11.4 11.9 12.2 12.1 12.9 © Clearwater Paper Corporation 2022 16

RECONCILIATION OF ADJUSTED EBITDA ($ IN MILLIONS) June 30, 2022 2021 2022 2022 2021 Net income $ 20.6 $ 1.9 $ 14.7 $ 51.9 $ (37.6) Income tax provision 18.9 (0.3) 4.4 29.3 (13.8) Interest expense, net 8.0 8.9 10.7 27.3 27.5 Depreciation and amortization expense 26.2 25.9 25.7 77.4 79.6 Other operating charges, net 2.2 10.2 5.7 8.5 55.1 Other non-operating expense 1.4 2.8 1.4 0.5 7.8 Debt retirement costs - 0.5 0.3 4.3 0.5 Adjusted EBITDA $ 77.3 $ 49.9 $ 63.0 $ 199.2 $ 119.0 Pulp and Paperboard segment income $ 63.7 $ 34.6 $ 52.0 $ 165.9 $ 72.6 Depreciation and amortization 9.3 8.9 9.2 27.8 26.9 Adjusted EBITDA Paperboard segment $ 73.0 $ 43.5 $ 61.2 $ 193.7 $ 99.5 Consumer Products segment income $ 5.2 $ 3.7 $ 3.5 $ 9.6 $ 11.5 Depreciation and amortization 16.0 15.9 15.6 46.9 49.4 Adjusted EBITDA Consumer Products segment $ 21.2 $ 19.6 $ 19.1 $ 56.6 $ 60.9 Corporate and other expense $ (17.8) $ (14.3) $ (18.2) $ (53.8) $ (44.8) Depreciation and amortization 0.9 1.1 0.9 2.6 3.3 Adjusted EBITDA Corporate and other $ (16.9) $ (13.1) $ (17.3) $ (51.1) $ (41.4) Pulp and Paperboard segment $ 73.0 $ 43.5 $ 61.2 $ 193.7 $ 99.5 Consumer Products segment 21.2 19.6 19.1 56.6 60.9 Corporate and other (16.9) (13.1) (17.3) (51.1) (41.4) Adjusted EBITDA $ 77.3 $ 49.9 $ 63.0 $ 199.2 $ 119.0 September 30, September 30, Nine Months EndedQuarter Ended © Clearwater Paper Corporation 2022 17

© Clearwater Paper Corporation 2022 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 2022 2021 Net income (loss) 20.6$ 1.9$ 51.9$ (37.6)$ Add back: Income tax provision (benefit) 18.9 (0.3) 29.3 (13.8) Income (loss) before income taxes 39.5 1.7 81.2 (51.4) Add back: Debt retirement costs - 0.5 0.5 0.5 Other operating charges, net 2.2 10.2 8.5 55.1 Adjusted income before tax 41.6 12.4 90.2 4.2 Normalized income tax provision (benefit) 10.4 3.1 22.5 1.0 Adjusted income 31.2$ 9.3$ 67.6$ 3.1$ Weighted average diluted shares (thousands) 17,088 16,971 17,085 16,689 Adjusted income per diluted share 1.83$ 0.55$ 3.96$ 0.19$ Nine Months Ended Sept. 30,Quarter Ended Sept. 30, 18

ADDITIONAL RECONCILIATIONS Net Debt Dec 31, 2020 Mar 31, 2021 June 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 June 30, 2022 Sept 30, 2022 Cash $ 35.9 $ 57.1 $ 60.9 $ 27.8 $ 25.2 $ 36.4 $69.5 $50.8 Current debt 1.7 1.7 1.7 1.6 1.6 1.6 1.0 1.0 Long term debt 716.4 716.3 716.2 676.5 637.6 617.7 589.9 564.9 add: Deferred debt costs 6.9 6.6 6.4 5.6 4.8 4.4 3.8 3.6 less: Financing leases (20.8) (20.4) (20.0) (19.5) (19.1) (18.7) (24.7) (24.4) Subtotal 704.2 704.2 704.3 664.2 624.9 605.0 570.0 545.1 Net debt $ 668.4 $ 647.1 $ 643.3 $ 636.4 $ 599.8 $568.6 $500.5 $494.3 Free Cash Flow Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Cash from operations $ 70.8 $ 33.8 $ 14.8 $ 16.3 $ 32.1 $41.1 $78.5 $13.3 Additions to property, plant and equipment, net of proceeds from sales (12.2) (11.1) (10.5) (8.9) 4.8 (7.9) (5.4) (6.7) Free cash flow $ 58.6 $ 22.7 $ 4.3 $ 7.4 $ 36.9 $33.2 $73.1 $6.6 ($ IN MILLIONS) © Clearwater Paper Corporation 2022 19

MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s assumptions and estimates. 2. Estimates assume major maintenance outages at both Cypress Bend, AR and Lewiston, ID mills. The Lewiston recovery boiler screen tube replacement project is likely to occur in 2024, which may result in the 2023 Lewiston major maintenance outage being moved to 2024. See “Forward-Looking Statements” on page 2. Idaho $2 $10 $22 $4 $20 $17 $5 $7 $30 $24 $27 $35 - $40 2017 2018 2019 2020 2021 2022e 2023e Q1 Q2 Q3 Q4 Total $27 - $31 1,2 © Clearwater Paper Corporation 2022 20 1 2023 or 2024 expected